Exhibit 99.1

Amcor appoints Peter Konieczny as Chief Executive Officer

ZURICH, September 4, 2024 – Amcor (NYSE: AMCR; ASX: AMC), a global leader in developing and producing responsible packaging solutions, today announced that its Board of Directors has appointed Peter Konieczny as Chief Executive Officer (CEO). Mr. Konieczny has served as Interim CEO since April 2024. The Board also intends to nominate him as a director for election at the Company’s Annual Meeting of Shareholders which is expected to be held in November 2024.

Amcor Chairman, Mr. Graeme Liebelt said: “Peter has demonstrated exceptional leadership in every role he has held during his career at Amcor, including as Interim CEO where he has led the Company through a period of strengthening financial performance and set the business up for further progress. The Board and I are confident Peter is the right person to lead Amcor, and we look forward to working with him to build on the strong foundation the Company has established over many years.”

Mr. Konieczny said: “I am honored and grateful for the opportunity to lead Amcor as Chief Executive Officer. Amcor is an outstanding Company with highly talented people, a strong sense of purpose, a proven culture of execution and most importantly, significant growth potential."

“The business finished fiscal 2024 well with strong earnings growth, giving us confidence that momentum in the underlying business will continue to build in fiscal 2025 and beyond. Together with our continued commitment to safety, customer success and disciplined capital allocation, I believe Amcor is very well positioned to deliver industry leading value for our customers, our shareholders and the environment.”

About Peter Konieczny

Mr. Konieczny has been a member of the Amcor Global Management Team since 2010 and was appointed Interim Chief Executive Officer in April 2024. Between September 2020 and April 2024, Mr. Konieczny served as Chief Commercial Officer (CCO), where he oversaw global category and product management, Sustainability, R&D and Procurement while maintaining responsibility for the Amcor Flexibles Latin America business. He also served as President, Amcor Flexibles, Europe, Middle East & Africa and Latin America between 2019 and 2020, President, Amcor Flexibles Europe, Middle East & Africa between 2015 and 2019, and President, Amcor Specialty Cartons between 2010 and 2015. Prior to Amcor, he had five years of experience in the packaging industry as President of Silgan White Cap, a global organization specializing in metal and plastic closures for the food and beverage industries. He held business group Managing Director and Chief Finance Officer positions in the heavy industrial equipment industry and has been a management consultant with McKinsey & Company.

About Amcor

Amcor is a global leader in developing and producing responsible packaging solutions across a variety of materials for food, beverage, pharmaceutical, medical, home and personal-care, and other products. Amcor works with leading companies around the world to protect products, differentiate brands, and improve supply chains. The Company offers a range of innovative, differentiating flexible and rigid packaging, specialty cartons, closures and services. The company is focused on making packaging that is increasingly recyclable, reusable, lighter weight and made using an increasing amount of recycled content. In fiscal year 2024, 41,000 Amcor people generated $13.6 billion in annual sales from operations that span 212 locations in 40 countries. NYSE: AMCR; ASX: AMC

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Contact Information

Investors

Tracey Whitehead	Damien Bird	Damon Wright
Global Head of Investor Relations	Vice President Investor Relations Asia Pacific	Vice President Investor Relations North America
Amcor	Amcor	Amcor
+61 408 037 590	+61 481 900 499	+1 224 313 7141
tracey.whitehead@amcor.com	damien.bird@amcor.com	damon.wright@amcor.com

Media - Australia	Media - Europe	Media - North America

James Strong	Ernesto Duran	Julie Liedtke
Managing Director	Head of Global Communications	Director, Media Relations
Sodali & Co	Amcor	Amcor
+61 448 881 174	+41 78 698 69 40	+1 847 204 2319
james.strong@sodali.com	ernesto.duran@amcor.com	julie.liedtke@amcor.com

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” "commit," “estimate,” “potential,” "ambitions," “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Amcor nor any of its respective directors, executive officers, or advisors provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements in numerous industries; the loss of key customers, a reduction in their production requirements or consolidation among key customers; significant competition in the industries and regions in which we operate; an inability to expand our current business effectively through either organic growth, including product innovation, investments or acquisitions; challenging global economic conditions, impacts of operating internationally; price fluctuations or shortages in the availability of raw materials, energy, and other inputs which could adversely affect our business; production, supply, and commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility; pandemics, epidemics, or other disease outbreaks; an inability to attract, motivate and retain our skilled workforce and manage key transitions; labor disputes and an inability to renew collective bargaining agreements at acceptable terms; physical impact of climate change; cybersecurity risks, which could disrupt our operations or risk of loss of our sensitive business information; failures or disruptions in our information technology systems which could disrupt our operations, compromise customer, employee, supplier and other data; a significant increase in our indebtedness or a downgrade in our credit rating could reduce our operating flexibility and increase our borrowing costs and negatively affect our financial condition and results of operations; rising interest rates that increase our borrowing costs on our variable rate indebtedness and could have other negative impacts; foreign exchange rate risk; a significant write-down of goodwill and/or intangible assets; a failure to maintain an effective system of internal control over financial reporting; inability of our insurance policies, including our use of a captive insurance company, to provide adequate protection against all of the risks we face; an inability to defend our intellectual property rights or intellectual property infringement claims against us; litigation, including product liability claims or litigation related to Environmental, Social, and Governance ("ESG") matters or regulatory developments; increasing scrutiny and changing expectations from investors, customers, suppliers and governments with respect to our ESG practices and commitments resulting in additional costs or exposure to additional risks; changing ESG disclosure regulations including climate-related rules; changing environmental, health, and safety laws; changes in tax laws or changes in our geographic mix of earnings; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2023 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor assumes no obligation, and disclaims any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.